Exhibit 10.13

AMENDMENT TO LOAN AGREEMENT

THIS AMENDMENT TO LOAN AGREEMENT (this “Amendment”) is made as of the 13 day of July, 2021 (the “Effective Date”) by and between Smart Repair Pro Inc., a Calfornia corporation (the “Borrower”) and M.R.M Merhavit Holdings and Management Ltd. an Israeli Corporation (the “Lender”).

WHEREAS, the Lender and Borrower entered to a loan agreement on July 5, 2021, which according to, Lender shall provide to Borrower a loan in an aggrergate amount of US$ 375,000 (the “Loan Agreement”);

WHEREAS, the Lender and Borrower mutually agreed on clarifying the conditions of the Loan Agreement, regarding the options grants that were promised in the Loan Agreement by the Borrower to Lender;

NOW, THEREFORE, in consideration of the mutual agreements herein contained, and intending to be legally bound, the Lender and the Company agree as follows:

1. Option Grants.

Section 5 is hereby amended and restated to be read as follows:

“Subject to the completion of an initial public offering, following which the shares of Jeffs’ Brands Ltd., a company holding, as of this date, including the issued capital of the borrower (hereinafter: the “Parent Company”), for trading on another recognized stock exchange (“IPO”), the Parent Company shall grant option grants to the Lender, in accordance to the agreed form by the Parent Company, according to which the Lender shall be entitled to purchase to Parent Company’s stocks in an aggregate amount of US$ 125,000, in a price per share that shall be determined at the IPO, for a three (3) year period from the grant date.

2.	General. The Parent Company’s obligation to issue the options should not be considered as any obligation to bear the Borrower’s obligations. Any Capitalized Term not defined herein, shall have the meaning ascribed to it under the Loan Agreement. All other provisions of the Loan Agreement shall continue in full force and effect, mutatis-mutandis.

[Signature Page below]

IN WITNESS WHEREOF, the parties have signed this Agreement in one or more counterparts as of the date first hereinabove set forth.

THE LENDER:

M.R.M MERHAVIT HOLDINGS AND MANAGEMENT LTD.

By:	/s/ Roni Menashe
Roni Menashe
Title:	CEO
Date :

THE BORROWER

SMART REPAIR PRO INC.

By:	/s/ Viki Hakmon
Viki Hakmon
Title:	CEO
Date :

[Signature page to Loan Agreement]